POWER OF ATTORNEY

	The undersigned hereby constitutes and appoints
James Boyd and David Bulow, and each of

them, his or her, true and
lawful attorney-in-fact to:

(1)	execute for and on behalf of the
undersigned, in the undersigneds capacity as an officer

and/or
director, and/or person who holds more than 10% of the stock of ESS Technology, Inc. (the

Company), Forms 3, 4 and 5 in accordance with
Section 16(a) of the Securities Exchange Act of

1934, as amended (the
Exchange Act) and the rules thereunder;

(2)	do and perform any and all
acts for and on behalf of the undersigned which may be

necessary or
desirable to complete and execute any such Form 3, 4 or 5, complete and execute any amendment(s) thereto, and timely file any such form with the United States Securities and

Exchange Commission and any stock
exchange or similar authority; and

(3)	take any other action of any
type whatsoever in connection with the foregoing which, in

the
opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being
understood that the documents executed by such

attorney-in-fact on
behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-facts discretion.


	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise
of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-facts
substitute or substitutes, shall lawfully do or cause to be done pursuant to this power of attorney. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the
request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigneds responsibilities to comply with Section 16 of the Exchange Act.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the undersigneds holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the
attorneys-in-fact.  This Power of Attorney may be filed with the

SEC
as a confirming statement of the authority granted herein.

	The
undersigned has caused this Power of Attorney to be executed as of this 4th day of August, 2004.

/s/ Gary L. Fischer
Signature

Gary
L. Fischer
Print Name